================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): May 10, 2005 (May 10, 2005)

                             WILLIAMS CONTROLS, INC.
             --------------------------------------------------------
               (Exact name of Company as specified in its charter)

        Delaware                     0-18083                   84-1099587
-------------------------   -------------------------   ------------------------
     (State or other          (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                       Identification No.)
     incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
             -------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth under "Item 2.02. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On May 10, 2005, Williams Controls, Inc. issued a press release announcing its second quarter 2005 results. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
(c)         Exhibits

99.1        Press Release, dated May 10, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                               WILLIAMS CONTROLS, INC.

Date:  May 10, 2005                            By: /s/ DENNIS E. BUNDAY
                                                   -----------------------------
                                                   Dennis E. Bunday
                                                   Chief Financial Officer